                                EATON CORPORATION
                         2008 ANNUAL REPORT ON FORM 10-K
                                   ITEM 15(B)
                                   EXHIBIT 23
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of Eaton Corporation and in the related Prospectuses of our reports dated February 27, 2009, with respect to the consolidated financial statements of Eaton Corporation, and the effectiveness of internal control over financial reporting of Eaton Corporation, included in this Annual Report (Form 10-K) for the year ended December 31, 2008.

Registration
Number         Description                                                                       Filing Date
------------   ----------------------------------------------------------------------------   -----------------
333-152763     Eaton Corporation 2008 Stock Plan - 2.7 million shares                            August 5, 2008

333-150637     Eaton Personal Investment Plan - 375,000 shares                                      May 5, 2008

333-150636     Eaton Electrical de Puerto Rico Retirement Savings Plan - 75,000 shares              May 5, 2008

333-147267     Eaton Savings Plan - Form S-8 Registration Statement - 10,000,000 Shares        November 9, 2007

333-136292     Eaton Corporation Incentive Compensation Deferral Plan  - Form S-8
               Registration Statement  - 70,000 Shares                                           August 4, 2006

333-136291     Eaton Corporation - Shareholder Dividend Reinvestment and Direct Share
               Purchase Plan -1,000,000 Shares -Prospectus                                       August 4, 2006

333-130318     Eaton Corporation - Form S-3 Automatic Shelf Registration Statement            December 14, 2005

333-129602     Eaton Corporation Shareholder Dividend Reinvestment Plan - Form S-3
               Registration Statement - 75,000 Shares                                          November 9, 2005

333-125836     Eaton Savings Plan - Form S-8 Registration Statement - 9,000,000 Shares            June 15, 2005

333-124129     Eaton Corporation Incentive Compensation Deferral Plan II - Form S-8
               Registration Statement  - 400,000 Shares                                          April 18, 2005

333-124128     Eaton Corporation Deferred Incentive Compensation Plan II - Form S-8
               Registration Statement - 750,000 Shares                                           April 18, 2005

333-124127     2005 Non-Employee Director Fee Deferral Plan - Form S-8 Registration
               Statement - 30,000 Shares                                                         April 18, 2005

333-116974     Eaton Corporation Deferred Incentive Compensation Plan - Form S-8
               Registration Statement - 750,000 Shares                                            June 29, 2004

333-116970     Eaton Corporation 2004 Stock Plan - Form S-8 Registration Statement -
               7,000,000 Shares                                                                   June 29, 2004

333-104366     1996 Non-Employee Director Fee Deferral Plan - Form S-8 Registration
               Statement - 33,000 Shares                                                          April 8, 2003

333-97365      Eaton Corporation Incentive Compensation Deferral Plan - Form S-8
               Registration Statement                                                             July 30, 2002

333-97373      Cutler-Hammer de Puerto Rico Inc. Retirement Savings Plan - Form S-8
               Registration Statement                                                             July 30, 2002

333-97371      Eaton Corporation 2002 Stock Plan - Form S-8 Registration Statement                July 30, 2002

333-43876      Eaton Corporation 401(k) Savings Plan - Form S-8 Registration
               Statement - 500,000 Shares                                                       August 16, 2000

333-35946      Deferred Incentive Compensation Plan - Form S-8 Registration
               Statement - 375,000 Shares                                                           May 1, 2000

333-86389      Eaton Corporation Executive Strategic Incentive Plan - Form S-8 Registration
               Statement                                                                      September 2, 1999

333-62375      Eaton Corporation 1998 Stock Plan - Form S-8 Registration Statement              August 27, 1998

333-62373      Eaton Holding Limited U.K. Savings - Related Share Option Scheme [1998] -
               Form S-8 Registration Statement                                                  August 27, 1998

333-23539      Eaton Non-Employee Director Fee Deferral Plan - Form S-8 Registration
               Statement                                                                         March 18, 1997

333-22597      Eaton Incentive Compensation Deferral Plan - Form S-8 Registration Statement      March 13, 1997

333-01365      Eaton Corporation Incentive Compensation Deferral Plan - Form S-3
               Registration Statement                                                             March 1, 1996

33-49393&      Eaton Corporation Stock Option Plans - Form S-8 Registration Statement
33-12842                                                                                          March 9, 1993


/s/ Ernst & Young LLP
-------------------------------------
Cleveland, Ohio
February 27, 2009